UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 25, 2013
MERITOR, INC.
(Exact name of registrant as specified in its charter)

Indiana	1-15983	38-3354643
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File No.)	Identification No.)

2135 West Maple Road
Troy, Michigan
(Address of principal executive offices)
48084-7186
(Zip code)
Registrant’s telephone number, including area code: (248) 435-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
On January 30, 2013, Meritor, Inc. (“Meritor”) issued a press release and will hold a conference call regarding its financial results for the first quarter ended December 31, 2012. The release is furnished as Exhibit 99a to this Form 8-K. The presentation by Meritor accompanying the above-referenced conference call will be posted on the Meritor website (www.meritor.com).
     The information in item 2.02 of this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 5.02. Departure of Directors or Certain Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Meritor announced today that Timothy Bowes, Vice President and President, Commercial Truck & Industrial, delivered notice to Meritor on January 25, 2013 of his intent to resign his position with Meritor in order to pursue other opportunities. This resignation was effective immediately.
On January 29, 2013, the Board of Directors of Meritor appointed Jeffrey A. Craig, Senior Vice President and Chief Financial Officer of Meritor, to the position of Senior Vice President and President, Commercial Truck & Industrial, effective February 4, 2013.
Also on January 29, 2013, the Board of Directors of Meritor appointed Kevin Nowlan as Vice President and Chief Financial Officer of Meritor and Brett Penzkofer as Controller, which is the principal accounting officer of Meritor, in each case effective February 4, 2013.
Mr. Nowlan, 41, has been Controller of Meritor since 2010 and Treasurer of Meritor from July 2009 until his appointment as Controller. From 2008 to 2009, he served as Assistant Treasurer of Meritor and from 2007 to 2008 served as vice president of Shared Services of Meritor. Prior to that, he was director of Capital Planning for General Motors Acceptance Corp. (“GMAC”) from 2006 to 2007 and worked in various roles at GMAC and General Motors Company since 1995.
Mr. Penzkofer, 43, has been Senior Director, Finance, of Meritor since 2011 and was Senior Director, Investor Relations, from 2009 to 2011. Mr. Penzkofer served in a number of financial roles at Meritor prior to that time. He joined Meritor in 2006 and worked in various roles at DaimlerChrysler Corporation prior to joining Meritor.
There are no family relationships, as defined in Item 401 of Regulation S-K of the rules and regulations under the Securities Exchange Act of 1934 (“Regulation S-K”) between Mr. Nowlan or Mr. Penzkofer and any director, executive officer or person nominated to become a director or executive officer of Meritor. No officer of Meritor was selected pursuant to any arrangement or understanding between him or her and any person other than Meritor.  In addition, neither Mr. Nowlan nor Mr. Penzkofer had a direct or indirect material interest in any transaction that would be required to be disclosed under Item 404(a) of Regulation S-K.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
99a – Press release of Meritor, Inc., dated January 30, 2013

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERITOR, INC.

By:	/s/ Vernon G. Baker, II
Vernon G. Baker, II
Senior Vice President and General Counsel

Date: January 30, 2013

EXHIBIT INDEX

Exhibit No.	Description
99a	Press release of Meritor, Inc., dated January 30, 2013